UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MEGA MATRIX CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Mega Matrix Corp.	You May Vote Your Proxy When You View The
c/o Continental Proxy Services	Material On The Internet. You Will Be Asked To
1 State Street, New York NY 10004	Follow The Prompts To Vote Your Shares.

MEGA MATRIX CORP.
3000 El Camino Real, Bldg. 4, Suite 200
Palo Alto, California 94306

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
to be held on
December 15, 2022

*Shareholders are cordially invited to attend the Annual Meeting and vote in person.
At the meeting, you will need to request a ballot to vote your shares.

Dear Shareholder,

The 2022 Annual Meeting of Shareholders of Mega Matrix Corp. (the “Company”) will be held at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, on December 15, 2022, at 9:00 AM (Pacific Standard Time).

Proposals to be considered at the Annual Meeting:

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To approve, on an advisory basis, the compensation of our named executive officers;

3.	To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

4.	To conduct any other business properly brought before the Annual Meeting.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
http://www.cstproxy.com/megamatrix/2012

MEGA MATRIX CORP.

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, California 94306

Important Notice Regarding the Availability of Proxy Materials For the 2022 Annual Meeting of Stockholders to be Held On December 15, 2022

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/megamatrix/2022

-	the Company’s Annual Report for the year ended December 31, 2021
-	the Company’s 2022 Proxy Statement.
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before December 1, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791,

or

By logging on to http://www.cstproxy.com/megamatrix/2022

or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.